GeoResources, Inc Corporate Profile March 2010 Exhibit 99.1

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial. In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2009 Annual Report on
Form 10-K and any and all our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

The disclosures below apply to the contents of this presentation:

- In April, 2007, GeoResources, Inc. ("GEOI" or the "Company") merged with Southern Bay Oil & Gas, L.P. ("Southern Bay") and a subsidiary of Chandler Energy, LLC ("Chandler"), and acquired certain Chandler-associated oil and gas properties (collectively, the "Merger"). At the time of the Merger, the former Southern Bay partners received approximately 57% of the Company's outstanding common stock. Although GEOI was the legal acquirer in the Merger, for financial reporting purposes the Merger was accounted for as a reverse acquisition of GEOI by Southern Bay. Therefore, any information prior to 2007 relates solely to Southern Bay. In connection with the Merger, officers and directors affiliated with Southern Bay and Chandler were appointed to most of our board seats and executive officer positions.
- Proved reserves, and estimates of discounted present values associated therewith ("PV-10"), as shown throughout this profile, are estimated by the Company's independent engineers as of 12/31/09 and based on NYMEX strip pricing at 12/31/09. The NYMEX oil strip used for the estimates ranged from $82.20 per Bbl for 2010 to $98.05 per Bbl for years 2017 and beyond. The NYMEX gas strip ranged from $5.79 per Mcf for 2010 to $7.44 per Mcf for years 2017 and beyond. Actual prices realized will likely vary materially from the NYMEX strip at 12/31/09. The Company's independent engineers are Cawley, Gillespie & Associates, Inc.
- Non-proved reserve potential represents the Company's estimated reserve exposure associated with existing fields, acreage and prospects. These estimated reserves do not include certain exploratory objectives associated with proved undeveloped reserves or "work-in-progress", which may result in additional prospects or drilling locations.
- As used herein, Adjusted EBITDAX is calculated as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further excludes non-cash compensation, impairments and hedge ineffectiveness and income or loss on derivative contracts. Adjusted EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.
- Estimates of partnership reserves and values associated therewith do not include potential reversionary interests.
- BOE is defined as barrel of oil equivalent, determined using a ratio of six MCF of natural gas equal to one barrel of oil equivalent.

3 Additional Disclosures

Key Investment Highlights
Value Creation
Experienced Management and Technical Staff with Large Ownership
Stake
Board and management own or control approximately 43% of the Company
Successful track record of creating value and liquidity for shareholders
Attractive Value Proposition
Trading at a significant discount to NAV
Strong Asset Base
Strategically located and geographically diverse
Balanced oil vs. gas
High level of operating control
Significant Identified Growth Opportunities on Existing Properties
Low risk development drilling
Higher impact exploration upside
Strong Financial Position
Moderate leverage with significant cash flow

Company Overview
Company Highlights
(1) Represents the Company’s 4Q 2009 production rate.
(2) Acreage information estimated as of 12/31/09.  Maps herein exclude minor value properties.
. 5
Direct Direct +
Ownership Partnership
Proved Reserves (MMBOE) 23.7 25.4
Oil 53% 50%
Proved Producing 60% 61%
Proved Developed 72% 73%
PV 10% (millions) $422 $444
Production (BOEpd)
(1)
5,464 5,925
Operated 80% 80%
Gross Acreage
(2)
477,374 477,374
Net Acreage
(2)
216,495 222,893

Value-Driven Growth Strategy
Asset
Rationalization
Selectively divest assets to upgrade portfolio
Focus on maximizing IRR for investors
Cost Control
Operate as efficiently as possible by focusing on minimizing development, production, and G&A expenses
Pursue promoted partner positions to reduce costs and generate operating fees
Pursue exploration prospects on both new and existing fields
Solicit partners on a promoted basis to reduce risk
Exploration
Acquire operated properties with existing production, development opportunities, and exploration potential
Acquisitions
Development
and
Exploitation
Drill PUDs and probable reserves to enhance property value
Focus on areas with development and exploitation upside
Implement re-engineering and development programs to extend field life, increase proved reserves, lower unit operating costs, and enhance economics

Management History
2004- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES
2000-2007
Chandler Energy, LLC
Williston Basin, Rockies
ACQUIRED BY
GEORESOURCES
1988-2000
Chandler Company
Rockies, Williston Basin
MERGED INTO
SHENANDOAH THEN SOLD
TO QUESTAR
1992-1996
Hampton Resources Corp,
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY LIQUIDATED
FOR BENEFIT OF INITIAL
SHAREHOLDERS
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of profitability and liquidity
Long-term repeat investors
Extensive industry and financial relationships
Significant operational and financial experience
Cohesive management and technical staff
Team has been together for up to 20 years
through multiple entities

Net Asset Value
Net Asset Value
(1) Nymex strip pricing.
(2) Excludes derivative financial instruments.
($ in millions)
PV-10
(1)
% of Total
Proved Reserves:
Proved Developed Producing 262.7 $         62.3%
Proved Developed Non-Producing 69.0 16.4%
Proved Undeveloped 90.0 21.3%
Total Proved PV-10 Value 421.7 $         100.0%
Plus:
Working Capital
(2)
16.0 $
Unproved Property, at cost 10.3
Partnership Value 22.1
Less:
Total Debt (69.0)
Total Net Asset Value 401.1 $
Shares Outstanding (thousands) 19,705
Net Asset Value Per Share 20.36 $
December 31, 2009

Proved Reserves
Proved Reserves by Category
Proved Reserves by Area
Partnership
Proved % of Interests Total Proved % of Total
Area MMBOE Proved MMBOE MMBOE Reserves
Gulf Coast/ETX/STX 9.2 38.8% 1.6 10.8 42.5%
Williston 6.0 25.3% 0.0 6.0 23.6%
Louisiana 3.7 15.6% 0.0 3.7 14.6%
Permian 2.3 9.7% 0.0 2.3 9.1%
Mid-Continent 1.5 6.3% 0.1 1.6 6.3%
Other 1.0 4.2% 0.0 1.0 3.9%
Total 23.7 100.0% 1.7 25.4 100.0%
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 7.8 37.7 14.1 59.5% $262.7
PDNP 2.1 5.4 3.0 12.7% 69.0
PUD 2.6 23.7 6.6 27.8% 90.0
Total Proved Corporate Interests 12.5 66.8 23.7 100.0% 421.7
Partnership Interests 0.1 10.0 1.7 22.1
Total Proved Corporate and Partnerships 12.6 76.8 25.4 $443.8

Selected Balance Sheet Data
Financial Summary
(1) The above table does not include the balance sheet effects of hedge accounting for derivative financial instruments which is required for financial statements presented in accordance with generally accepted accounting principles. See the Company’s SEC filings for further information.
(2) Adjusted to reflect 11/24/09 equity offering.
($  & shares in millions)
Dec. 31, 2009 Dec. 31, 2008 Dec. 31, 2007
Cash 12.7 $          14.0 $          24.4 $
Other Working Capital - Net
(1)
3.3 $            (8.7) $           (10.5) $
Total Working Capital - Net
(1)
16.0 $          5.3 $            13.9 $
Oil & Gas Assets (Successful Efforts) 246.8 $         181.6 $         181.4 $
Equity in Partnerships 3.5 $            3.3 $            1.8 $
Long-Term Debt 69.0 $          40.0 $          96.0 $
Common Stock and Additional Paid in Capital 147.2 $         112.7 $         79.8 $
Retained Earnings 27.5 $          21.0 $          7.5 $
Common Stock Outstanding
(2)
19.7

Financial Summary
Historical Operating Data
($ in millions except per share data)
4th Qtr 2009 2009 2008 2007
Key Data:
Average realized oil price  ($/Bbl) 65.57 $          61.09 $          82.42 $          67.20 $
Avg. realized natural gas price ($/Mcf) 4.02 $            3.97 $            8.12 $            6.19 $
Oil production (MBbl) 250               851               743               392
Natural gas production (MMcf) 1,514             4,944             2,962             1,648
Total revenue 23.6 $            80.4 $            94.6 $            40.1 $
Net income before tax 2.3 $             14.8 $            21.3 $            8.0 $
Net income after tax 2.4 $             9.8 $             13.5 $            3.1 $
Net income per share (basic) 0.14 $            0.59 $            0.87 $            0.25 $
Adjusted EBITDAX 14.1 $            48.2 $            54.2 $            18.4 $

Financial Summary
Historical Production Data
Historical Operating Netback Data
(1) Represents severance tax expense and re-engineering and workover expense.
4 Qtr 2009 2009 2008 2007
Oil Production (MBbls) 250 851 743 292
Gas Production (MMCF) 1,514 4,944 2,962 1,648
Total Production (Mboe) 503 1,675 1,237 667
Avg. Daily Production (Boe/d) 5,464 4,589 3,388 1,826
4 Qtr 2009 2009 2008 2007
($ per BOE)
Revenue $46.97 $48.01 $76.50 $60.17
Less:
LOE $11.06 $11.20 $18.53 $16.23
G&A 5.02 5.07 5.80 9.77
Other Field Level Opex
(1)
3.60 3.84 8.92 7.46
Total Field Level Operating Costs $19.68 $20.11 $33.25 $33.46
Field Level Operating Netback $27.29 $27.90 $43.25 $26.71
th
th

2009 Finding & Development Costs
Capital Expenditures ($M)
Reserve Adds (MBOE)
(1)
Finding & Development Costs
Category 2009 Capital
Acquisitions 66,594
Drilling 23,623
Exploration 1,406
Total Capital 91,623
Reserve Category Reserve Adds
Acquisitions 4,874
Drilling 2,510
Revisions 430
Total direct additions 7,814
Increase partnership share 1,257
Total additions 9,071
Category $/BOE
Acquisitions $13.66
Drilling $9.41
Total including revisions $11.73
Total including partnership $10.10
(1)
Reserves based on SEC guidelines.

Undeveloped 28%
Developed Non-Producing 13%
Producing 59%

Gas 47%
Oil 53%

Mid-Con 6%
Williston 25%
Permian Basin 10%
Louisiana 16%
Other 4%
Gulf Coast/ETX/S TX 39%

(MMBOE)
25.0
20.0
15.0
10.0
5.0
0.0
2.4
15.7
14.6
20.7
23.7
2006
2007
2008
2009
2009 (Strip)

6,000
5,000
4,000
3,000
2,000
1,000
0
768
1,826
3,388
4,589
5,464
2006
2007
2008
2009
4th Quarter 2009

Proved Reserves (MMBOE)
(2)
Average Daily Production (BOEpd)
Reserves and Production – Direct Interests
(1)
Current Proved Reserves – 23.7 MMBOE
(2)
CAGR: 81%
CAGR: 105%
(4) (3)
(1)  Excludes partnership interests.  (2) 2006 – 2009 proved reserves based on SEC guidelines.
(3)  2009 strip reserves based on 12/31/09 NYMEX strip prices.  (4) 2008 Reserves reflect divestitures.

$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$18.4
$54.2
$48.2
2007
2008
2009

3.5
3.0
2.5
2.0
1.5
1.0
0.5
-
3.0x
0.7x
1.4x
2007
2008
2009

Adjusted EBITDAX
Total Leverage
Ability to control destiny without reliance on capital markets
Conservative use of leverage to maintain strong balance sheet
$ 145 Million borrowing base
Total debt of $69.0 million at December 31, 2009 to Adjusted EBITDAX is 1.4x
Credit facility led by Wells Fargo and is priced at LIBOR plus 2.25 – 3.00%
Strong Financial Position
($ in millions)

70%
60%
50%
40%
30%
20%
10%
0%
% of Production
$43.85
Swap
$74.71 -
$85.52
Swap
$74.37 -
$88.45
2010
2011

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Production
Collar
$7.00 -
$9.90
Swap
$4.86 -
$6.07
Collar
$7.00 -
$9.20
Swap
$6.07 -
$6.45
Swap
$6.42 -
$6.45
2010
2011
2012

16

Hedging Strategy
Oil Hedges
GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles
2010 – 2012 natural gas hedges include hedge volumes intended to cover GEOI’s share of partnership production
Hedged volumes shown below are about 50% of combined production volumes
Swaps Fixed Contract Swaps Collar
Natural Gas Hedges

Southern Region
TX
NM
LA
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Chittim Ranch
Giddings*
*SBE Partners LP properties
Odem
Driscoll
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
OK
OKLA Energy Partners
LP properties
Accounts for approximately 73% of reserves
and 78% of total production
High-impact exploration potential
Development and recompletion potential
Approximately 38% of the region’s proved
reserves are oil
Continuous successful Austin Chalk drilling
program
Significant working interests plus partnership
interests
Fourteen wells drilled with 100% success rate
66 producing wells
6-8 wells per year expected to be drilled in 2010
and in 2011
Recent additional acreage acquisitions
May deploy additional rig
Yegua, Eagle Ford Shale and Georgetown
potential
Two 3D seismic projects in South Louisiana

Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wayne
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin
Bakken JV
Accounts for approximately 27% of reserves and 22% of
total production
Approximately 93% of the region’s proved reserves are oil
Bakken Operated Joint Venture:
Acquired 61,000 gross (42,000 net) acres in Williams Co., ND
Retains 45% working interest in  Area of Mutual Interest and brought in 2 industry partners
Bakken Non-Operated Joint Venture:
10-18% working interest in approximately 106,000 gross acres
(approximately 13,900 net acres)
Current five rig program, with plan to maintain four rigs in 2010
42 joint venture operated gross wells drilled
Acquired and/or participated in over 140 non-operated wells
Joint venture expects to drill approximately 90 wells in the next
24 months
Williston Basin Other:
Starbuck  & SW Starbuck waterflood installation completed in early 2008 & in early 2009
Initial response realized
Additional upside in horizontal and vertical infill locations within the unit boundaries
Horizontal proved undeveloped and non-proved drilling opportunities within producing fields

Development drilling 31%
Proved Bakken drilling 5%(1)
Waterflood and associated drilling 4%
Acreage, seismic and other 11%
Non-proved Bakken drilling 49%(1)

Development drilling 20%
Proved Austin Chalk drilling 29%
Waterflood expansion 1%
Exploratory drilling 9%
Acreage, seismic and other 11%
Non-proved Austin Chalk drilling 30%

Current project inventory totals $160 million and is diversified across GeoResources’ core areas with exposure to 15.3 MMBOE
Estimated 24 month capital budget of ~$90 to 100 million
This budget can be accelerated and expanded as deemed appropriate by management
Current budget allocation favors lower-risk, high cash flow projects
Exploratory success could expand drilling inventory
Actual expenditures will reflect recent acquisitions, commodity prices, and risk
Flexibility between gas and oil projects
Flexibility between development and exploration
Southern Region Capital Expenditures Northern Region Capital Expenditures
$73 million total
$87 million total
Near-Term Exploration & Development Projects
(1) Excludes potential in-fill drilling.

24 Month Budget – Project Reserve Potential
$90 to 100 million of identified capital projects budgeted over next 24 months:
10.3 MMBOE reserve addition
$9.19/boe estimated F&D cost
Consistent with management prior track record
Acreage and seismic expenditures will likely result in additional projects and drilling inventory
Re-engineering should result in lower per-unit lifting costs and may result in incremental reserves by extending field lives and lowering economic limits
Current Budget
(1) Capital assumes 1,280 acre units at $6 million per well with added technical data (cores, logs, pilot holes). Reserves estimated at 500 MBOE per well. All non-proved.
(2) Initial exploration well below field pay to 16,350+/-. Represents base exploratory reserve case to test six objectives. Investment represents drilling costs only; a discovery well will result in completion costs estimated at $1.0 million. Reserve potential for GEOI is 3.0 MMBOE and would set up additional drilling.
.
Net Reserve
Gross Net Potential Net Investment F&D Cost per
Field Wells Wells MBOE (in $ millions) BOE
Austin Chalk
Proved 6 2.7 1,236 $14.5 $11.70
Non-Proved 4 1.5 1,701 12.5 7.38
Bakken
Proved 22 1.8 263 $3.4 $13.03
Non-Proved 100 8.0 2,560 28.0 10.94
St. Martinville
Non-Proved 6 5.8 1,365 $5.5 $4.05
Starbuck and SW Starbuck Waterflood
Proved 215 $2.4 $11.24
Non-Proved 996 0.8 0.79
Total Proved/Non-Proved Projects in Budget 8,336 $67.2 $8.06
Bakken Operated Non-proved (1) 3 1.4 553 $8.1 $14.65
Quarantine Bay North
Exploration (2) 1 0.3 1,443 $2.1 $1.46
Reengineering and Other $3.5
Acreage and Seismic
$14.0
Total 24 Month Budget 10,332 $94.9 $9.19

Additional Development
Potential Budget Acceleration
The capital budget can be accelerated to take advantage of additional development drilling opportunities within our current project portfolio
Development Potential:
5.0 MMBOE reserve potential
~$65 million capital cost
$13.00/boe estimated F&D cost
Several PUD locations have exploratory objectives
Field
Gross
Wells Net Wells
Net Reserve
Potential MBOE
Net Investment
(in $ millions)
F&D Cost per
BOE
Other Southern Development
Proved 2,079 $17.6 $8.46
Other Northern Development
Proved 1,265 $22.5 $17.75
Austin Chalk
Proved 5 2.3 889 $11.3 $12.71
Non-proved 7 2.7 773 12.5 16.23
Waterflood Expansion $1.2
Total Budget Acceleration 5,005 $65.1 $13.00
Total 24 Month Budget (previous slide) 10,332 $94.9 $9.19
Total 15,337 $160.0 $10.43

Additional Upside
Shallow Yegua potential in Giddings Field (above the Austin Chalk)
Eagle Ford and Georgetown potential in Giddings Field (below the Austin Chalk)
Eagle Ford and Pearsall shale potential in Maverick County, TX
Three Forks/Sanish potential in the Williston basin
Additional Starbuck upside
0.8 MMBOE from increased waterflood recovery and federal acreage development
Quarantine Bay upside
Seismic-based regional analogies below 18,000’
Other projects, consistent with management track record of expanding inventory with growth
Work in Progress
Additional Reserve Potential on Current Projects
(1) Additional reserve exposure on the prospects noted above and prior slides of 7.1 MMBOE.
Net Reserve F&D
Potential Investment Cost per
Field MBOE (in $ millions) BOE
Bakken Infill
Non-proved 1,440                     $21.0 $14.58
St. Martinville
Shallow 910                        $3.8 $4.18
Discorbis (10,000') 1,517                     7.0                       4.60
Quarantine Bay
(1)
SW - Exploratory 186                        $3.1 $16.70
SE - Exploratory 743                        3.1                       4.18
Total 4,795                  $38.0 $7.93

IRR
$2/$20
$3/$30
$4/$40
$5/$50
$6/$60
$7/$70
$8/$80
$9/$90

Type Well Economics
Diverse set of drilling opportunities provides for growth and flexibility in changing commodity price cycles
Most drilling opportunities remain highly economic in the current price environment
(1) Well cost of $6.8 million and reserves of 6.5 BCF.
(2) Well cost of $4.4 million and reserves of 1.15 BCF and 150 MBO.
(3) Well cost of $3.5 million and reserves of 400 MBO.
(4) Well cost of $3.5 million and reserves of 600 MBO.
(5) Well cost of $1.3 million and reserves of 250 MBO.
0%
20%
40%
60%
80%
100%
120%
140%
160%
180%
200%
Assumed Gas/Oil Price
Chalk Gas(1)
Chalk O&G(2)
Bakken 400(3)
Bakken 600(4)
St Martinville Oil(5)

Key Investment Highlights
Value Creation
Experienced Management and Technical Staff with Large Ownership
Stake
Board and management own or control approximately 43% of the Company
Successful track record of creating value and liquidity for shareholders
Attractive Value Proposition
Trading at a significant discount to NAV
Strong Asset Base
Strategically located and geographically diverse
Balanced oil vs. gas
High level of operating control
Significant Identified Growth Opportunities on Existing Properties
Low risk development drilling
Higher impact exploration upside
Strong Financial Position
Moderate leverage with significant cash flow

APPENDICES

Demonstrated History of Successful A&D
2007/2008: High-graded portfolio and expanded drilling inventory
April 2007: Reverse merger and Chandler acquisition
October 2007: $104.0 million acquisition – primarily in Louisiana and Texas
January 2008: $6.6 million sale – Michigan
February 2008: $7.9 million acquisition – Williston Basin
February 2008: $1.8 million sale – Louisiana
May 2008: $11.8 million sale – seven fields, Louisiana and Texas
May 2008: Participation in the $61.7 million formation of OKLA Energy Partners LP
September 2008: $3.6 million acquisition – Oklahoma
2009: Expanded in core areas, high-graded portfolio and increased drilling inventory
January 2009: $1.6 million sale – Louisiana
May 2009: $10.4 million acquisition – Williston Basin
May 2009: $48.4 million acquisition – Giddings Field, Texas
August
2009:
$1.6 million acquisition – Giddings Field, Texas
Summary of Acquisitions/Divestitures

27
Bakken Shale Operated
Williams County, ND Joint Venture Acreage
Joint Venture controls 61,000 Gross
(42,000 net ) Acres
GEOI operated
Partner with Resolute Energy and Private
Independent
GEOI retains 45% Working Interest
18,900 net acres
Continued leasing
Plan to drill at least 3 wells in 2010
Operator Activity Increasing in the County
American
Brigham Exploration
Continental Resources
EOG
Whiting
XTO
CANADA
ND MT
50 miles
Williams
County
Parshall
Sanish

Kittleson Slough
Clear Water
MOUNTRAIL
Ross
Alger
Stanley
Robinson Lake
Sanish
Parshall
Plaza
Reunion Bay
Big Bend
MCLEAN

Bakken Shale
Non-operated
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Working interests ranging from 10% to 18%
in 106,000 gross acres (approximately
13,900 net acres)
69,000 gross acres in Mountrail County , ND
(approximately 8,000 net acres)
Five rigs running
Joint Venture has drilled 42 wells to date and
plans to drill 90 wells in the next 24 months
Developing on 640 acre units as well as
1,280 acre and larger units
Additional upside in Three Forks and Bakken
increased density wells
Detailed map on next slide

Bakken Shale
Non-operated
Note:  Yellow-highlighted areas represent the Company’s acreage position.
640 and 1,280 acre units being drilled
Some larger units under the lake
Multiple wells from single drilling pad
Minimize facilities and roads
Maximize infrastructure
Developing reserves with difficult access
Minimize disturbance and the number of
locations
Van Hook Area

Brookeland
Giddings
SBO Deep Austin Chalk Gas Area
Pearsall
N

Giddings Field
Austin Chalk Play, Texas
Working interests range from
37% - 53% in 68,000 gross acres
(approximately 29,000 net acres)
22 additional gross drilling
locations (9.2 net wells)
14 wells drilled – 100% success
Additional upside includes:
Yegua, Eagle Ford shale and
Georgetown  potential
Multiple wells with rate increase
potential from slick water
fracture stimulations

Brazos
Oil
Gas
Grimes
Burleson
Giddings Austin Chalk
Washington
Waller
Austin
Fayette

31 Giddings Field Acreage Position Giddings Field GEOI produces oil & gas from Austin Chalk Horizontal wells Other Potential Reservoirs Yegua Wilcox Eagle Ford Shale Buda Georgetown Edwards

Grimes and Montgomery Counties, TX
Austin Chalk Development
Proved Undeveloped and
Probable Horizontal
Locations
Last well: Longstreet 1H
produced 1.0 BCFG in 67
days
Single and multiple laterals
Eastern Grimes / Western
Montgomery dry gas
Western Grimes gas  with
large volume of liquids
Single rig continuous
program
Tight gas – severance  tax
exemption
Longstreet 1H

SIGNIFICANT WOODBINE SANDS
EAGLE FORD TREND
EDWARDS REEF TREND
SLIGO REEF TREND

Eagle Ford Trend
South & Central Gulf Coast Texas
Significant acreage
position in trend
Eagle Ford shale present
over much larger area
than apparent trend
Trend depicted where
Eagle Ford is +-7,000’ to
+-14,000’
Early in development

Milam
Brazos
APACHE
APACHE
APACHE
APACHE
Burleson
Grimes
APACHE
Lee
Washington
Bastrop
Waller
Fayette
Austin
Colorado

Recent Activity Map
Apache & Clayton Williams active
in our area
Majority of Apache wells vertical
Our Brazos, Burleson, Fayette
and Washington County holdings
currently appear most prospective
for Eagle Ford
Central Texas Eagle Ford

Quarantine Bay
GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres
Cumulative production = 180 MMBO and 285
BCF
Shallow zone potential (<10,500 ft):
Numerous behind pipe opportunities due to
multiple stacked sand reservoirs
Rate acceleration wells
Significant hi-potential exploration deep potential:
Schlumberger reprocessed and interpreted
the 3-D seismic data
Initial prospect
Multiple objectives to 16,000 ft
Deeper objectives

LOUISIANA
Quarantine Bay
Field

Lake Washington East Field
Quarantine Bay Field
SL 195

Quarantine Bay
Nearby Lake Washington East which is an analogy for deep production has produced 9 MMBO &
14 BCF from the Big Hum +-15,000’
Significant Big Hum sand encountered at Quarantine Bay and is productive in one well on the southeast flank
New “state of the art” pre-stack depth and simultaneous inversion 3-D processing to evaluate the pressured deep strata (14,000’-18,000’) and ultra-deep strata (>18,000’)
Multiple prospective areas have been identified on our leases
Current focus is on a opportunities identified above 16,000’ with a estimated cost of $6.5MM to test

St. Martinville
St. Martinville
5.3 square mile “high resolution” 3-D survey to be
completed in Q4; processed and interpreted in Q1 2010
Intermediate depth salt dome
Average working interest 97% and average NRI 91%.
Royalty burden ranges from Zero on owned minerals to
22% on lease acreage
Complex faulted structural closures provide
hydrocarbon traps
534 net acres of owned minerals (green)
2,585 net acres of HBP or leased (yellow)
Main objectives Miocene age, low risk, shallow, highly
productive multi-sand, oil, from 3,000’ – 5,000’. Over 50
individual sands productive in field with cumulative
shallow production est. 15.2 MMBO and 16.6 BCFG
Exploratory objectives in Discorbis and Bol perca (gas
and condensate)
LOUISIANA

St. Martinville Shallow Leads Example
St. Martinville Shallow Leads Example
Miocene 11D sand lead map
(+/-4,000’)
Most recent well Std. Kansas 7.
Current cumulative 58 MBO (one
sand), all sands have reserves of
approximately 250 MBO
Subsurface leads at this sand level
Main field production at this sand

FIELD TOTAL
LOWER DISCORBIS
SAND ABSENT
SAND ABSENT

39 St. Martinville Discorbis Miocene lower Discorbis sand lead map Previously productive areas Cumulative 124 BCF and 1.8 MMBO Subsurface leads at this level

Starbuck and SW Starbuck Waterflood Units
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
Starbuck 6,618 acres, 96% WI
SW Starbuck 560 acres, 98% WI
Starbuck phase one completed 2008
Phase two and SW Starbuck expansion
completed 2009
Recent initial response
Primary production totals 1.4 MMBO for the
Starbuck Midale and Berentson Zones
Primary production for SW Starbuck totals
162 MBO
Approximately $6.0 million on waterflood
implementation
The Company estimates additional reserves
of 1.6 – 2.5 MMBO for both projects
Starbuck Unit

SMU
Phase 2 81.2% WI
T161N-R78
Refuge Boundary
Line Drive 1 N 53 E
Line Drive 3 N 53 E
T 161 N
T 160 N
SSMU
SW SMU
GH OPERATING LLC
SMU and SW SMU
Waterflood Implementation Plan
13
18
17
16
15
24
19
20
21
22
25
30
29
28
27
31
32
33
3
2
1
6
10
11
12

Starbuck and SW Starbuck Waterflood Units
Starbuck Unit
Designed as line-drive waterflood
14 producers
6 injectors
One dedicated water supply well
One dedicated injection facility and one
shared facility with SSMU
SW Starbuck Unit
Single producer/injector pair
Shared water supply well and injection facility
with larger Starbuck Unit
Additional vertical and horizontal wells
planned for both units as pressure response
and increased oil rate is achieved